SCHEDULE 14A INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No.___)

Check the appropriate box:

| |   Preliminary Proxy Statement

|_|   Confidential, for use of the Commission only (as permitted by
Rule 14a-6(e)(2))

|x|   Definitive Information Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12


DALE JARRETT RACING ADVENTURE, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.

   1.  Title of each class of securities to which transaction applies:
________________

   2.  Aggregate number of securities to which transaction applies:
________________

   3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________

   4.  Proposed maximum aggregate value of transaction:
_______________________

   5.  Total fee paid:
_____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount Previously Paid:
____________________________________________

   2.  Form, Schedule or Registration Statement No.:
___________________________

   3.  Filing Party:
______________________________________________________

   4.   Date Filed:
________________________________________________________

DALE JARRETT RACING ADVENTURE, INC.

PROXY FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

September 25, 2008

The undersigned hereby constitutes and appoints Timothy B. Shannon and Glenn Jarrett, and each of them acting alone, the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) (the "Proxies"), to vote all of the shares of Dale Jarrett Racing Adventure, Inc. owned by the undersigned on September 2, 2008, at the 2008 Annual Meeting of Shareholders of Dale Jarrett Racing Adventure, Inc. to be held at the Nashville Superspeedway, Media Center, 4847-F McCrary Road, Lebanon, Tennessee 37090 on October 25, 2008, at 12:00 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

THE BOARD RECOMMENDS A VOTE FOR EACH PROPOSAL AND NOMINEE.

I.   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF
INCORPORATION.

___ FOR          ___ AGAINST          ___ ABSTAIN

II.   ELECTION OF DIRECTORS.

     A. If Proposal I is adopted, to elect three directors as follows:

     Kenneth J. Scott to serve as a Class I Director with his term expiring at the 2009 Annual Meeting of Shareholders;

     Glenn Jarrett to serve as a Class II Director with his term expiring at the 2010 Annual Meeting of Shareholders; and

     Timothy B. Shannon to serve as a Class III Director with his term expiring at the 2011 Annual Meeting of Shareholders.


___ FOR (nominees listed above)   ___ WITHHOLD AUTHORITY

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above).

OR

     B. If Proposal I is not approved, to elect Timothy B. Shannon, Glenn Jarrett and Kenneth J. Scott to serve as directors until the next annual meeting of shareholders.


___ FOR (nominees listed above)   ___ WITHOUT AUTHORITY

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above).

Should any other matter requiring a vote of the shareholders arise, the above-named Proxies, and each of them acting alone, are authorized to vote the shares represented by this Proxy as their judgment indicates is in the best interest of Dale Jarrett Racing Adventure, Inc.

This Proxy is solicited on behalf of the management of Dale Jarrett Racing Adventure, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.



Signature of Shareholder



Signature of Joint Shareholder


Dated:  ______________________, 2008


PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

     Whether or not you are able to attend our 2008 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

     We look forward to receiving your voted Proxy at your earliest convenience.

DALE JARRETT RACING ADVENTURE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2008


To the Shareholders of Dale Jarrett Racing Adventure, Inc.:

   You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Dale Jarrett Racing Adventure, Inc. (the "Company"), which will be held at the Nashville Superspeedway, Media Center, 4847-F McCrary Road, Lebanon, Tennessee 37090, on October 25, 2008 at 12:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

   1. To adopt the Company's Articles of Amendment and Restatement in the form attached as Exhibit A hereto (the "Amended and Restated
Articles");

   2. If the Company's Amended and Restated Articles are adopted by the shareholders, then to elect one Class I director to serve until the Company's 2009 Annual Meeting of Shareholders, to elect one Class II director to serve until the Company's 2010 Annual Meeting of Shareholders, and to elect one Class III director to serve until the Company's 2011 Annual Meeting of Shareholders; or, if the Company's Amended and Restated Articles are not adopted by the shareholders, then to elect three directors to serve until the Company's next Annual Meeting of Shareholders; and

   3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

   Only shareholders of record at the close of business on September 2, 2008 will be entitled to vote at the annual meeting. Information relating to the matters to be considered and voted on at the annual meeting is set forth in the proxy statement accompanying this notice. Our annual report on Form 10-KSB for the year ended December 31, 2007 was previously sent to our shareholders. Please read the proxy statement and vote your shares as soon as possible. To ensure your representation at the annual meeting, please complete, date, sign, and return the enclosed proxy, even if you plan to attend the annual meeting. A proxy and a self-addressed stamped envelope are enclosed. If you attend the annual meeting, you may withdraw your proxy and vote in person.

   The Board of Directors unanimously recommends a vote "for" the approval of each of the proposals to be submitted at the meeting.

                           By Order of the Board of Directors,

September 25, 2008         Timothy B. Shannon, President

DALE JARRETT RACING ADVENTURE, INC.
120A North Main Avenue
Newton, North Carolina 28658
(888) 467-2231


PROXY STATEMENT
FOR
2008 ANNUAL MEETING OF SHAREHOLDERS


   This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of Dale Jarrett Racing Adventures, Inc. (the "Company") for use at the Company's 2008 Annual Meeting of Shareholders (the "Annual Meeting") to be held on October 25, 2008 at 12:00 noon, local time, at the Nashville Superspeedway, Media Center 4847-F McCrary Road, Lebanon, Tennessee 37090, and any adjournments or postponements of the Annual Meeting.

   This Proxy Statement and the accompanying proxy form are first being mailed to shareholders entitled to vote at the Annual Meeting on or about September 25, 2008. Our annual report on Form 10-KSB for the year ended December 31, 2007 was previously sent to our shareholders.


QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

   At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the adoption of the Amended and Restated Articles and the election of directors. We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card.

Who is entitled to vote?

   Only holders of shares of the Company's Common Stock outstanding as of the close of business on September 2, 2008 (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of Common Stock he or she held on the Record Date.

Who can attend the Annual Meeting?

   All shareholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in "street name" (in other words, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date to gain admittance to the Annual Meeting.

What constitutes a quorum?

   A majority of the 24,995,502 shares of Common Stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a proxy card either marked "ABSTAIN" or returned without voting instructions are counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions ("broker non-votes"), those shares will be counted as present for quorum purposes. However, broker non-votes will not be counted as votes for or against any proposal.

What is the effect of not voting?

   It will depend on how your share ownership is registered. If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

   If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting. Your broker may vote your shares in its discretion on routine matters. With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved. Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

How can I vote?

   You can vote in one of two ways. You can vote by mail or you can vote in person at the meeting.

   You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.
The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, then the shares you own will be voted in accordance with the recommendations of the Board of Directors.

   You may vote in person. If you attend the Annual Meeting, then you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I return my proxy card?

   Yes. Even after you have submitted your proxy, you can change your vote at any time before the proxy is exercised by appointing a new proxy bearing a later date, by providing written notice to the Secretary of the Company that you are revoking your proxy, or by voting in person at the Annual Meeting. Presence at the Annual Meeting of a shareholder who has appointed a proxy does not in itself revoke a proxy. Unless so revoked, the shares represented by proxies received by the proxy holders will be voted at the Annual Meeting. When a shareholder specifies a choice by means of the proxy, then the shares will be voted in accordance with such specifications. A written notice to the Company's Secretary revoking your proxy must be sent to Dale Jarrett Racing Adventure, Inc., 120A North Main Avenue, Newton, North Carolina 29658, Attention: Secretary.

What am I voting on?

   You are voting on two proposals:

   1.  The adoption of the Amended and Restated Articles; and

   2.  The election of directors.

What are the Board's recommendations?

   The Board recommends a vote:

   1.  For the adoption of the Amended and Restated Articles; and

   2.  For the election of the current directors of the Company.

If you sign and return your proxy card, unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board.

How are votes counted?

   Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" votes, and with respect to proposals other than the election of directors, "Against" votes, abstentions, and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

   If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give the broker or nominee specific instructions, your broker or nominee can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items.
Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What vote is required to approve the proposals?

   If a quorum is present at the Annual Meeting, then the adoption of the Amended and Restated Articles requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

   If the Amended and Restated Articles are adopted by the shareholders, then the nominee to be a Class I director receiving the greatest number of votes will be elected as a Class I director with his term expiring at the 2009 Annual Meeting, the nominee to be a Class II director receiving the greatest number of votes will be elected as a Class II director with his term expiring at the 2010 Annual Meeting, and the nominee to be a Class III director receiving the greatest number of votes will be elected as a Class III director with his term expiring in at the 2011 Annual Meeting.

   If the Amended and Restated Articles are not adopted by the shareholders, then the three nominees for director receiving the greatest number of votes will be elected with their terms expiring at the next Annual Meeting of the Shareholders.

Are there any other items that are to be discussed during the Annual
Meeting?

   No. The Company is not aware of any other matters that you will be asked to vote on at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the Board or proxy holders will use their discretion on these matters as they may arise.

Who pays to prepare, mail, and solicit the proxies?

   Proxies may be solicited by personal meeting, Internet, advertisement, telephone, and facsimile machine, as well as by use of the mails. Solicitations may be made by directors, officers and other employees of the Company, none of whom will receive additional compensation for such solicitations. The cost of soliciting proxies will be borne by the Company. It is anticipated that banks, brokerage houses, and other custodians, nominees, or fiduciaries will be requested to forward solicitation materials to their principals and to obtain authorization for the execution of proxies and that they will be reimbursed by the Company for their out-of-pocket expenses incurred in providing those services. All expenses of solicitation of proxies will be borne by the Company.

Delivery of Proxy Materials to Households

   Pursuant to SEC rules, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling the Company at (888) 467-2231 or by sending a written request addressed to Dale Jarrett Racing Adventure, Inc., 120A North Main Avenue, Newton, North Carolina 29658, Attention: Secretary.


PROPOSALS TO THE SHAREHOLDERS

PROPOSAL I.  ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Introduction

   The Board of Directors has approved and recommends that the shareholders approve the Amended and Restated Articles which consists of a proposal to adopt amended and restated articles of incorporation for the Company in the form attached to this proxy statement as Exhibit A (the "Amended and Restated Articles"). The description set forth below of the Amended and Restated Articles is qualified in its entirety by reference to the text of Exhibit A which is incorporated herein by this reference. As is discussed below, the Amended and Restated Articles would, among other things, amend the existing Articles of Incorporation (the "Existing Articles") by: (i) increasing the number of authorized shares of Common Stock to 200,000,000 shares and authorizing 5,000,000 shares of a new class of Preferred Stock; (ii) classifying the Board of Directors into three classes, with each class elected for a staggered three-year term and (iii) requiring that any shareholder action to elect or to remove directors be effected at a duly called annual or special meeting of the shareholders.

   The Amended and Restated Articles are being presented to the shareholders for their adoption as a single proposal. As more fully described below, the Board of Directors believes that the Amended and Restated Articles would, if adopted, (i) enable the Company to pursue acquisitions and enter into transactions which management believes would provide the potential for growth and profit and (ii) discourage attempts by others to acquire control of the Company without negotiation with the Board. Shareholders are urged to read and consider carefully the Amended and Restated Articles.

Purposes and Effects of the Amended and Restated Articles

   Acquisition Strategy. Management believes that the Amended and Restated Articles will provide several long-term advantages to the Company and its shareholders. The adoption of the Amended and Restated Articles will enable the Company to pursue acquisitions or enter into transactions which management believes provide the potential for growth and profit. With additional authorized shares of Common Stock and a new class of Preferred Stock, the Company will be able to evaluate or seek to consummate business combinations or other transactions which, if they could be accomplished, might enhance stockholder value. Additional authorized shares could be used to raise cash assets through sales of stock to public and private investors. If additional authorized shares are available, transactions dependent upon the issuance of additional shares would be less likely to be undermined by delays and uncertainties occasioned by the need to obtain shareholder authorization prior to consummation of such transactions. The ability to issue shares, as deemed in the Company's best interest by the Board, will also permit the Company to avoid the expenses which are incurred in holding special shareholders' meetings.

   Anti-Takeover Measures. Another purpose of the Amended and Restated Articles is to discourage certain types of transactions that involve an actual or threatened unwelcome or unsolicited change in control of the Company. More specifically, the proposed amendments relating to increasing the authorized Common Stock, authorizing a class of preferred stock and classifying the board into three classes may be deemed to be anti-takeover measures.

   The Amended and Restated Articles is intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with the Company's Board of Directors. The Board of Directors believes that the Amended and Restated Articles will help give the Board the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Company's shareholders. The Amended and Restated Articles is also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Company's shareholders, in any negotiations concerning a potential change in control of the Company. The Amended and Restated Articles will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial shareholder and thus could increase the likelihood that incumbent directors will retain their positions. The Amended and Restated Articles, if adopted, could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such attempt might be beneficial to the Company's shareholders.

   The provisions of the Amended and Restated Articles are permitted under Florida law. The proposal of the Amended and Restated Articles is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. Except for the Amended and Restated Articles, the Board does not have a present intention of proposing other anti-takeover measures in any future proxy solicitation.

Existing Anti-Takeover Measures in the Company's Existing Articles and
Florida Law

   The Company's Existing Articles contain provisions which like the Amended and Restated Articles may be deemed to have an anti-takeover effect. The Existing Articles do not authorize cumulative voting. Under Florida law, if cumulative voting is to exist, it must be authorized in a company's articles of incorporation. The Existing Articles authorize the issuance of 100,000,000 shares of Common Stock, not all of which have been issued or reserved. As of September 2, 2008, 24,995,502 shares of the Company's Common Stock were issued and outstanding and 3,500,000 shares were reserved for the issuance of outstanding options. Consequently, the Company has 71,504,498 shares of Common Stock available for issuance. The authorized and available Common Stock could be issued by the Company and used to discourage a change in control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.

   We are subject to several anti-takeover provisions under Florida law that apply to public corporations organized under Florida law, unless the corporation has elected to opt out of those provisions in its articles of incorporation or bylaws. We have not elected to opt out of those provisions. The Florida Business Corporation Act (the "FBCA") prohibits the voting of shares in a publicly-held Florida corporation that are acquired in a "control share acquisition" unless the holders of a majority of the corporation's voting shares (exclusive of shares held by officers of the corporation, inside directors, or the acquiring party) approve the granting of voting rights as to the shares acquired in the control share acquisition. A "control share acquisition" is defined in the FBCA as an acquisition that immediately thereafter entitles the acquiring party to vote in the election of directors within each of the following ranges of voting power: one-fifth or more but less than one-third of such voting power, one-third or more but less than a majority of such voting power, and more than a majority of such voting power. However, an acquisition of a publicly-held Florida corporation's shares is not deemed to be a control-share acquisition if it is either (i) approved by such corporation's board of directors, or
(ii) made pursuant to a merger agreement to which such Florida corporation is a party.

   The FBCA also contains an "affiliated transaction" provision that prohibits a publicly-held Florida corporation from engaging in a broad range of business combinations or other extraordinary corporate transactions with any person who, together with affiliates and associates, beneficially owns more than 10% of the corporation's outstanding voting shares, otherwise referred to as an "interested stockholder," unless:

   - the transaction is approved by a majority of disinterested directors before the person becomes an interested stockholder,

   - the interested stockholder has owned at least 80% of the corporation's outstanding voting shares for at least five years, or

   - the transaction is approved by the holders of two-thirds of the corporation's voting shares other than those owned by the interested stockholder.

Advantages and Disadvantages of the Amended and Restated Articles
Generally

   While the Board believes that the Amended and Restated Articles is in the best interests of the Company and its shareholders, it does present scenarios which might be considered disadvantageous to the Company and/or its shareholders. To the extent that any third party is deterred by the proposed amendments, such amendments may have the effect of preserving the incumbent management in office. The Amended and Restated Articles may also serve to benefit incumbent management by making it more difficult to remove management, even when the only reason for the proposed change of control of the shareholder action may be the unsatisfactory performance of the present directors.

   Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and it shareholders. However, the Board of Directors feels that the benefits of seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the shareholders and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.


Increasing the Authorized Common Stock and Authorizing a New Class of Preferred Stock

   The Existing Articles authorize the issuance of up to 100,000,000 shares of Common Stock. The Amended and Restated Articles would (i) increase the number of authorized shares of Common Stock to 200,000,000 and (ii) authorize the issuance of up to 5,000,000 shares of a new class of Preferred Stock.

   The Board of Directors believes that the authorization of the increase in the authorized number of shares of Common Stock and the creation of a new class of Preferred Stock are in the best interests of the Company and its shareholders. The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock and Preferred Stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized shares of Common Stock and Preferred Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting. Although such issuances of additional shares in respect of future acquisitions and financings would dilute existing shareholders, management believes it can attract and execute such transactions that would increase the value of the Company to its shareholders. Management has no present intention of causing the Company to issue any shares of Preferred Stock or Common Stock or to enter into any merger or acquisition transaction or other business combination.

   Pursuant to the Amended and Restated Articles, the Preferred Stock would be issuable in such series and bear such voting, dividend, conversion, liquidation and other rights and preferences as the Board of Directors may determine prior to issuance, if any.

   The Board of Directors is required by Florida law to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock (within the limit imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of an acquisition, tender offer, proxy contest or other hostile means. When, in the judgment of the Board of Directors, such action would be in the best interest of the shareholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of Common or Preferred Stock to vote as separate classes on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain unsolicited or unwelcome control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company.

   The authorization of additional shares of Common Stock of the Company will not by itself have an effect on the rights of the holders of existing Common Stock. However, any issuance of additional shares of Common Stock could affect the existing holders of shares of Common Stock by diluting the per share earnings and voting power of the Common Stock. The issuance of Preferred Stock could also affect the rights of holders of the Common Stock. Dividends on Preferred Stock may be required to be paid prior to any dividends on Common Stock. Preferred stockholders may be given priority in the event of a liquidation, dissolution or winding up of the Company. Preferred Stock may also be convertible into shares of Common Stock at a conversion rate set by the Board of Directors. Such conversion could have a dilutive effect on the holders of Common Stock.

   While the Company may consider effecting an equity offering of Common or Preferred Stock in the proximate future for purposes of raising additional working capital or otherwise, the Company, as of this date, has no agreements or understandings with any third party to effect any such offering, to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering can or will, in fact, be effected. Therefore, whether such shares of Common Stock or Preferred Stock will be issued and the terms of any Preferred Stock cannot be stated or estimated at this time. The Board of Directors does not anticipate that the approval of the shareholders of the Company will be solicited for any future issuances of any of the additional authorized shares, unless such solicitation is otherwise required by law.

Classified Board of Directors

   Pursuant to Florida law, unless otherwise provided in the articles of incorporation, directors are elected for one year terms at the annual meeting of shareholders. The Amended and Restated Articles would provide for the Board to be divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the Board will be elected each year. Initially, members of all three classes of directors will be elected at the Annual Meeting, as is described in "PROPOSAL II. ELECTION OF DIRECTORS," below. The director elected to a Class I position will serve until the 2009 Annual Meeting of Shareholders, the director elected to a Class II position will serve until the 2010 Annual Meeting of Shareholders, and the directors elected to a Class III position will serve until the 2011 Annual Meeting of Shareholders. After this transitional arrangement, the Directors will serve for three years, with one class being elected each year.

   At the Annual Meeting, it is proposed that Kenneth J. Scott be elected to serve as a Class I Director, Glenn Jarrett be elected to serve as a Class II Director, and Timothy B. Shannon be elected to serve as a Class III Director. When the Board adds additional directors, such directors will be added in a manner such that ultimately each class of directors will have an equal number of members or as near thereto as possible.

   Commencing with the re-election of directors to Class I positions at the 2009 Annual Meeting of Shareholders, directors elected at an annual meeting will be elected to a three year term. The Amended and Restated Articles give the Board a greater likelihood of continuity and experience since at any one time approximately one-third of the Board will be in its first year of service and approximately two-thirds will be in its second or third year of service. Members elected within the most recent year will comprise approximately one-third of the membership of the Board. Although the Board is not aware of any problems experienced by the Company in the past with respect to continuity and stability of leadership and policy, the Board believes that a classified Board will decrease the likelihood of problems of continuity and stability arising in the future.

   A classified Board with staggered three-year terms will also make the Company less attractive to tender offers and proxy contests since, if the Board were comprised of three members as it is at present, a majority shareholder will, under the Amended and Restated Articles, probably need at least two annual meetings to obtain control of the Board, as opposed to one meeting. The Board believes that this provision of the Amended and Restated Articles will lead a well financed bidder into direct negotiation with the Board and therefore discourages potential hostile takeovers of the Company.

Meeting Required to Elect or to Remove Directors

   Under Florida law, unless prohibited by a corporation's articles of incorporation, directors may be elected or removed by the shareholders by written consent, without notice, and without the necessity of holding a meeting. The Existing Articles do not prohibit the election or removal of directors by the written consent of the shareholders. The Amended and Restated Articles would prohibit the use of written consents in the election or removal of directors, and require that directors be elected or removed by the shareholders only at a duly called annual or special meeting of the shareholders.

   This provision increases the likelihood that the Company and all of its shareholders are given an opportunity to carefully consider and respond to shareholder initiatives to elect or remove directors. However, this provision could have the effect of deterring persons from initiating hostile takeover attempts against the Company. If a bidder is not permitted to utilize written consents to further a hostile takeover attempt, then the bidder loses an element of surprise. As a result, the Board of Directors has more of an opportunity to devise and employ methods to fend off such an attack, should it determine that the bid is inadequate or otherwise not in the best interests of the Company and its shareholders.

   The Board of Directors believes that this provision should, on balance, increase the likelihood that all of the Company's shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider proposals to elect or to remove directors.

Other Changes to Existing Articles

   In addition to eliminating or modifying the provisions outlined above, the Amended and Restated Articles would make other changes to the Existing Articles by consolidating the Existing Articles and all amendments into a single document and eliminating from that document obsolete and unnecessary provisions. These additional changes are summarized briefly as follows:

   (a) Eliminating historical information as the Company's street address;

   (b) Eliminating historical information as to the Company's initial director and initial registered agent and his address;

   (c) Eliminating historical information as to the Company's incorporator and his address;

   (d)  Eliminating historical information as to the Company's purpose;

   (e) Permitting the Board of Directors to effect reverse splits of the Company's capital stock without proportionately decreasing the number of authorized shares of capital stock of the Company; and

   (f) Reordering, renumbering and captioning Articles for purposes of clarity and enhanced readability.

Proposed Amended and Restated Bylaws

   If the Amended and Restated Articles are approved by the shareholders, then the Board plans to adopt Amended and Restated Bylaws in the form attached as Exhibit B hereto (the "Proposed Bylaws"). Many of the provisions contained in the Proposed Bylaws are similar to provisions contained in the Company's existing Bylaws. Certain provisions contained in the Proposed Bylaws have been modified to conform to the changes which may be effected if the Amended and Restated Articles are adopted by the shareholders. For example,
Section 3.03 of the Proposed Bylaws is a new provision which was required to make the Proposed Bylaws consistent with Article III of the Amended and Restated Articles.

   Certain provisions in the Proposed By-Laws may have an anti-takeover effect. These provisions include advance notice requirements for shareholder nominations to the Board of Directors and shareholder proposals. These provisions are set forth in Section 3.02 and Section 2.13, respectively, of the Proposed Bylaws.

   The notice provisions contained in Section 3.02 of the Proposed By-Laws would require that a shareholder proposing to nominate one or more persons for election as directors at a shareholder's meeting (whether an annual or special meeting) provide the Company with advance written notice of at least 120 days prior to the scheduled shareholders meeting. The written notice must contain certain information regarding the shareholder, including the shareholder's name and address, the name of any person to be nominated by the shareholder as a director, any arrangements between the shareholder and each such nominee and any other information regarding such nominees that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

   The notice provisions contained in Section 2.13 of the Proposed By-Laws would require that a shareholder proposing shareholder action at a shareholder's meeting (whether an annual or special meeting) provide the Company with advance written notice of at least 120 days prior to the scheduled shareholders meeting. The written notice must contain certain information regarding the shareholder, including the shareholder's name and address and any other information regarding each matter of business proposed by the shareholder that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

   The notice provisions increase the likelihood that the Company and all of its shareholders are given an opportunity to carefully consider and respond to important shareholder nominations and proposals. However, such provisions also prevent shareholders from making such proposals at the Annual Meeting without giving prior notice to the Company and may have the effect of precluding or discouraging an attempt to make a nomination or proposal due to a failure to comply, or a perceived difficulty in complying, with the specified procedures. Additionally, such notice provisions could have the effect of deterring persons from initiating hostile takeover attempts against the Company. If a bidder is required to provide advance notice of shareholder measures intended to further a hostile takeover attempt, then the bidder loses an element of surprise. As a result, the Board of Directors has more of an opportunity to devise and employ methods to fend off such an attack, should it determine that the bid is inadequate or otherwise not in the best interests of the Company and its shareholders.

   Taking all these factors into consideration, however, the Board of Directors believes that these measures should increase the likelihood that all of the Company's shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

Recommendation

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES.


PROPOSAL II.  ELECTION OF DIRECTORS

   The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote "FOR" the nominees. Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

   If the Amended and Restated Articles are adopted, our Board of Directors will be divided into three classes (designated "Class I," "Class II," and "Class III"), with the number of directors in each class being as nearly equal in number as possible. The Amended and Restated Articles provide that, after the initial classification, the directors in each respective class will serve three-year terms expiring at the third annual meeting of shareholders after their elections or until their respective successors have been duly elected and qualified. The initial term of the Class I directors will expire at the 2009 Annual Meeting; the initial term of the Class II directors will expire at the 2010 Annual Meeting; and the initial term of the Class III directors will expire at the 2011 Annual Meeting.

   Our Board of Directors has nominated Kenneth J. Scott to stand for election as a Class I director with his term to expire at the 2009 Annual Meeting, Glenn Jarrett to stand for election as a Class II director with his term to expire at the 2010 Annual Meeting and Timothy
B. Shannon to stand for election with his term to expire at the 2011 Annual Meeting. If the Amended and Restated Articles are not adopted, then each of the nominees will be elected to serve as a director until the next Annual Meeting of Shareholders.

   The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that any of these nominees will be unavailable or will decline to serve. In the event, however, that any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

   All of the nominees for director named above are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve for the terms described above. Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors. Proxies solicited by the Board will be voted "FOR" the nominees named above unless a shareholder specifies otherwise.

   The following is biographical information and the age (as of the Record Date) for each person nominated to continue to serve as a director of the Company:

NOMINEES FOR DIRECTORS

Class I Director (term to expire at the 2009 annual meeting of shareholders)

   Kenneth J. Scott, age 51, has been a director of the Company since January 2007. Since 1985, he has been the President of Kenneth J. Scott, P.A., an accounting firm that provides financial, tax and advisory services to a wide range of businesses and not-for-profit organizations throughout the state of Florida. Mr. Scott has been a certified public accountant in the state of Florida since 1979. He graduated from Rollins College with a Bachelor of Arts degree in Business Administration in 1978.

Class II Director (term to expire at the 2010 annual meeting of shareholders)

   Glenn Jarrett, age 56, has been a Director of the Company since its inception in 1998. Mr. Jarrett works as an auto racing announcer and consultant. Mr. Jarrett has been a senior motorsports announcer for TNN since 1991. He is a motorsports announcer (Pits) at contracted events and is the co-producer and co-host of the "World of Racing" radio program on MRN radio which airs weekdays. Mr. Jarrett has an extensive background in auto racing. He drove in the NASCAR Busch Series from 1982 to 1988 and ran a total of eighteen NASCAR Winston Cup Races from 1977 to 1983. Mr. Jarrett is the acting consultant and marketing coordinator for DAJ Racing, Inc. and has been a guest speaker at many auto racing and related functions. Mr. Jarrett graduated from the University of North Carolina in 1972 with a Bachelor of Science degree in Business Administration.

Class III Director (term to expire at the 2011 annual meeting of shareholders)

   Timothy B. Shannon, age 47, has been President, Director and Chief Executive Officer of the Company since its inception in 1998. Mr.
Shannon became Chief Financial Officer in June 2005.   Mr. Shannon
spent six years as a systems engineer and marketing representative with IBM after graduating in 1983 from the University of South Florida's Engineering College with a degree in Computer Science. From 1990 until 1994 Mr. Shannon was an investment advisor with Great Western Securities and Hearn Financial Services in Orlando, Florida. From 1995 to 1998, he was a director and officer of Shannon/Rosenbloom Marketing.

Recommendation

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
ELECTION OF THE THREE NOMINEES LISTED ABOVE.


DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

   During 2007, the Board of Directors of the Company held six telephonic meetings. Each director attended at least 75% of the aggregate number of meetings of the Board held during 2007.

   It is the Company's current policy to strongly encourage directors to attend the Annual Meeting of Shareholders, but they are not required to attend.

   Our Board of Directors presently has three members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption "PROPOSAL II. ELECTION OF DIRECTORS."

Lack of Independence of Directors

   At present, the only member of our Board of Directors who may be deemed to be "independent" is Mr. Jarrett. In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer, Inc. Automated Quotation ("NASDAQ") system, even though such definition does not currently apply to us because our shares of Common Stock are not listed on NASDAQ.

No Committees

   Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions. All of these functions are, at present, performed by the Board of Directors as a whole. The Board of Directors believes that, given its small size, the use of committees would hinder the Board's efficiency and ability to respond quickly to the Company's needs and circumstances.

Code of Ethics

   The Company adopted a written code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer and controller and any persons performing similar functions. A copy of our code of ethics is attached as Exhibit
14.0 to our Current Report on Form 8-K filed on August 12, 2008. The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to: Dale Jarrett Racing Adventure, Inc., 120A North Main Avenue, Newton, North Carolina 29658,
Attention:  Secretary.

Communications with the Board of Directors

   Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Dale Jarrett Racing Adventure, Inc., Attention: Board of Directors (or the individual director(s)), 120A North Main Avenue, Newton, North Carolina 29658. Such communications will be delivered directly to the directors.

Executive Officers

   Set forth below is a table identifying our executive officer:

     NAME                              POSITION

Timothy B. Shannon      President, Chief Executive Officer and
                                  Chief Financial Officer

   Biographical information for the executive officer set forth above is available under the caption "PROPOSAL II. ELECTION OF DIRECTORS."


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company's equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company's fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder. To the Company's knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2007, except that Kenneth J. Scott and Timothy B. Shannon failed to file the requisite Form 4 reports during 2007. In August 2008, Timothy B. Shannon filed a Form 5 report and, in September 2008, Kenneth J. Scott filed a Form 5 report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

   The following information relates to those persons who are the beneficial owners of five percent or more of our outstanding shares of Common Stock:

Name and Address of           Amount and Nature of         Percent
 Beneficial Owner             Beneficial Ownership        of Class
--------------------          --------------------        --------
Timothy B. Shannon                   3,583,333 (1)         13.27 (2)
c/o Dale Jarrett Racing
     Adventure, Inc.
120A North Main Avenue
Newton, NC  29658

Glenn Jarrett                        2,000,000 (3)          7.69 (4)
c/o Dale Jarrett Racing
     Adventure, Inc.
120A North Main Avenue
Newton, NC  29658

Ned Jarrett                          1,916,000              7.67 (5)
3182 Ninth Tee Drive
Newton, NC  28658

Dale Jarrett                         1,500,000              6.00 (5)
3182 Ninth Tee Drive
Newton, NC  28658

Brett Favre                          1,500,000              6.00 (5)
132 Westover Drive
Hattiesburg, MS  39402

Ian J. Cassel                        1,680,250              6.72 (5)
952 Disston View Drive
Lititz, PA  17543

(1)  Includes 1,583,333 shares of Common Stock and immediately
exercisable options to 	purchase 2,000,000 shares of Common Stock by
Mr. Shannon.

(2) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock and immediately exercisable options to purchase 2,000,000 shares of Common Stock by Mr. Shannon, all as of September 2, 2008.

(3)  Includes 1,000,000 shares of Common Stock and immediately
exercisable options to 	purchase 1,000,000 shares of Common Stock by
Mr. Jarrett.

(4) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock and immediately exercisable options to purchase 1,000,000 shares of Common Stock by Mr. Jarrett, all as of September 2, 2008.

(5) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock as of September 2, 2008.

The following information relates to the shares of Common Stock beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group:

Name and Address of          Amount and Nature of      Percent
Beneficial Owner (1)         Beneficial Ownership      of Class
-------------------          --------------------      ---------
Kenneth J. Scott                  1,009,260 (2)         3.96 (3)

Glenn Jarrett                     2,000,000 (4)         7.69 (5)

Timothy B. Shannon                3,583,333 (6)        13.27 (7)

All directors and executive
officers as a group (3 persons)   6,592,593 (8)        23.14 (9)

(1)  The address for each of the persons listed above is c/o Dale
Jarrett Racing Adventure, Inc., 120A North Main Avenue, Newton, North Carolina 29658.

(2) Includes 509,260 shares of Common Stock and immediately exercisable options to purchase 500,000 shares of Common Stock by Mr. Scott.

(3) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock and immediately exercisable options to purchase 500,000 shares of Common Stock by Mr. Scott, all as of September 2, 2008

(4)  Includes 1,000,000 shares of Common Stock and immediately
exercisable options to 	purchase 1,000,000 shares of Common Stock by
Mr. Jarrett.

(5) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock and immediately exercisable options to purchase 1,000,000 shares of Common Stock by Mr. Jarrett, all as of September 2, 2008.

(6)  Includes 1,583,333 shares of Common Stock and immediately
exercisable options to 	purchase 2,000,000 shares of Common Stock by
Mr. Shannon.

(7) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock and immediately exercisable options to purchase 2,000,000 shares of Common Stock by Mr. Shannon, all as of September 2, 2008.

(8) Includes 3,092,593 shares of Common Stock and immediately exercisable option to purchase 3,500,000 shares of Common Stock by the three named directors and officers.

(9) The percentage is based upon 24,995,502 shares of issued and outstanding Common Stock and immediately exercisable options to purchase 3,500,000 shares of Common Stock, all as of September 2, 2008.


COMPENSATION OF EXECUTIVE OFFICERS

   The following table set forth certain information as to the compensation paid to our sole executive officer for 2007 and 2006:

Summary Compensation Table

Name and                               Cash       All Other
Principal Position     Year           Salary     Compensation   Total

Timothy B. Shannon     2007          $192,638      $37,284    $229,922
Chief Executive
Officer                2006          $127,122      $30,000    $157,122

   The Company has not entered into an employment agreement with Mr. Shannon. The cash salary amount for 2007 includes a base salary of $110,000 and commissions earned by Mr. Shannon during 2007 of $82,638. The all other compensation amount for 2007 represents salary accrued by the Company in prior years, but not paid to Mr. Shannon until 2007. Similarly, the cash salary amount for 2006 includes a base salary of $60,000 and commissions earned by Mr. Shannon during 2006 of $67,122. The all other compensation amount for 2006 represents salary accrued by the Company in prior years, but not paid to Mr. Shannon until 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

   The following table sets forth the outstanding stock options to the Company's sole executive officer at December 31, 2007:

Option Awards

Outstanding Equity Awards at December 31, 2007

               Number of                  Number of
               Securities                 Securities
               Underlying                 Underlying
               Unexercised                Unexercised       Option         Option
                 Options/                  Options/         Exercise     Expiration
Name           Exercisable                Unexercisable      Price          Date
----           -----------                -------------     --------     ----------
Timothy B.
Shannon         2,000,000/2,000,000         2,000,000          $0.15     Oct. 21, 2008

DIRECTOR COMPENSATION FOR 2007

The following table sets forth the compensation to our directors for 2007:

Name                                        Total
----                                        -----
Timothy B. Shannon                            $0

Glenn Jarrett                                 $0

Kenneth C. Scott                              $0

   The Company does not compensate its directors for their services as such. The Company reimburses the directors for their reasonable out-of pocket expenses for attending meetings of the Board of Directors.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

   The consolidated financial statements of the Company as of and for the years ended December 31, 2007, 2006, and 2005 have been audited by Stark Winter Schenkein & Co., LLP, independent registered certified public accounting firm. We expect that representatives of Stark Winter Schenkein & Co., LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.


Audit and Related Fees

   The Company engaged Stark Winter Schenkein & Co., LLP to perform the audit of its December 31, 2007 and 2006 financial statements.

   Audit Fees. The aggregate audit fees billed by Stark Winter Schenkein & Co., LLP for the years ended December 31, 2007 and 2006 were approximately $24,000 and $20,000, respectively. Audit fees consist of fees billed for professional services rendered for the audits of the Company's consolidated financial statements, review of the interim condensed consolidated financial statements, and other professional services rendered in connection with the Company's registration statements and services that are normally provided by Stark Winter Schenkein & Co., LLP in connection with statutory and regulatory filings or engagements.

   Audit-Related Fees. No fees were billed by Stark Winter Schenkein & Co., LLP for services related to the performance of the audit or review of the Company's consolidated financial statements and not described above under "Audit Fees" above in the years ended December 31, 2007 and 2006, respectively.

   Tax Fees. No fees were billed by Stark Winter Schenkein & Co., LLP for professional services rendered for tax compliance, tax advice or tax planning " in the years ended December 31, 2007 and 2006, respectively.

   All Other Fees. There were no fees billed by Stark Winter Schenkein & Co., LLP for professional services rendered to the Company, other than the services described under "Audit Fees" above, in the years ended December 31, 2007 and 2006, respectively.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors by the Board of Directors

   The policy of the Board of Directors is to pre-approve all audit and permissible non-audit services provided by the Company's independent auditors in order to assure that the provision of such services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All such services and fees provided in 2007 were pre-approved by the Board of Directors.


PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

   If the Amended and Restated Articles and the Proposed Bylaws are adopted as described above, then the following procedure should be utilized to submit a shareholder proposal:

   All notices of proposals by shareholders, whether or not be included in the Company's proxy materials, should be sent to the attention of the Secretary of the Company at Dale Jarrett Racing Adventure, Inc., 120A North Main Avenue, Newton, North Carolina 29658. Any such notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (b) the name and address, as they appear on the books of the Company, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Company which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.


DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   If the Amended and Restated Articles and the Proposed Bylaws are adopted as described above, then the following deadline will be applicable:

   Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible shareholder desires to have included in the Company's proxy statement and presented at the 2009 annual meeting of shareholders (which is expected to be held on or about October 25, 2009) will be included in the Company's proxy statement and related proxy card if it is received by the Company no later than June 25, 2009 (120 calendar days prior to the anniversary of the mailing date of this Proxy Statement) and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

   Other deadlines apply to the submission of shareholder proposals for the 2009 annual meeting that are not required to be included in the Company's proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the 2009 annual meeting, the Company's Proposed Bylaws, if adopted, provide certain requirements for advance notification by shareholders of business to be conducted at annual meetings but not necessarily included in the Company's proxy statement. In order to be timely, a shareholder notice must be delivered to or mailed and received in writing by the Company's Secretary at the principal executive offices of the Company not less than 120 days prior to the date of the meeting. These requirements are separate from and in addition to requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

OTHER MATTERS

   The Board of Directors does not currently know of any other matters to be presented at the 2008 Annual Meeting. If any other matters properly come before the annual meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.
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